                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                      ----------------------------------


                                   FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: April 24, 1998


                                   UST CORP.
            (Exact name of registrant as specified in its charter)


      Massachusetts                  0-9623                04-2436093
(State or other jurisdiction    (Commission File No.)   (IRS Employer
of Incorporation)                                       Identification No.)


         40 Court Street                                     02108
       Boston, Massachusetts                               (Zip Code)
(Address of principal executive offices)


                                 (617) 726-7000
                           (Registrant's telephone number,
                                including area code)

Item 5. Other Events
        Included as Exhibit 99.1 hereto is Somerset Savings Bank's Annual Report on Form 10-K for the year ended December 31, 1997 as filed with the Federal Deposit Insurance Corporation.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        The following exhibits are filed with this Current Report on Form 8-K:


        Exhibit
        Number                     Description
       --------     ---------------------------------------------------
        23.1        Consent of Wolf & Company, P.C., Independent
                    Auditors of Somerset Savings Bank

        99.1 Somerset Savings Bank's Annual Report on Form 10-K for the year ended December 31, 1997 as filed with the Federal Deposit Insurance Corporation


                                 EXHIBIT INDEX



        Exhibit                                                         Page
        Number                    Description                          Number
       --------     ---------------------------------------------      -------
        23.1        Consent of Wolf & Company, P.C., Independent          5
                    Auditors of Somerset Savings Bank

        99.1        Financial Statements of Somerset Savings Bank
                    as of December 31, 1997                               6


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UST Corp.


                                       /s/James K. Hunt
                                       --------------------------------
                                       James K. Hunt
                                        Executive Vice President, Chief
                                        Financial Officer and Treasurer


                                       /s/Eric R. Fischer
                                       --------------------------------
                                       Eric R. Fischer
                                        Executive Vice President,
                                        General Counsel and Clerk


Dated: April 23, 1998



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